UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2018
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
 _____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 29, 2018, the Board of Directors (the “Board”) of LyondellBasell Industries N.V. (the “Company”) appointed Michael S. Hanley to serve as a director effective as of, and to fill the vacancy created upon, the previously announced resignation of director Robert G. Gwin on November 30, 2018. Mr. Hanley’s term will expire at the Annual General Meeting of Shareholders in 2019, and he will serve on the Audit Committee and the Health, Safety, Environmental and Operations Committee of the Board.
There are no arrangements or understandings pursuant to which Mr. Hanley was appointed to the Board, and there are no transactions between Mr. Hanley and the Company since the beginning of the Company’s last fiscal year or any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $120,000.
Mr. Hanley will be entitled to receive compensation for his Board and committee service, including pro rata cash and equity compensation for 2018 service, in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described under the caption “Compensation of Non-Executive Members of the Board” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2018, as may be adjusted by the Board from time to time.
A copy of the press release announcing the appointment of Mr. Hanley and other matters is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated November 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	November 30, 2018	By: /s/Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President